EXHIBIT 10.57
                                                                   -------------


                                AGENCY AGREEMENT
                         (Collective Investment Trusts)
                                  APRIL 1, 2001

     THIS AGENCY AGREEMENT is entered into as of April 1, 2001, by and between FTTrust Company ("Trustee"), a Florida chartered trust company with its principal place of business in Ft. Lauderdale, Florida, and Franklin/Templeton Investor Services, LLC ("FTIS") (FTIS and Trustee are collectively referred to as "parties" and individually as the "party") with reference to the following facts:

     WHEREAS, Trustee acts as trustee for collective investment trusts designed to be exempt from federal tax for certain qualified retirement plans and excepted from registration under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933 known as: the Templeton International Foreign Fund; the Templeton International Emerging Markets Fund; the Templeton International Smaller Companies Fund; and the Franklin Institutional Small Cap Growth Fund (collectively referred to as the "Funds").

     WHEREAS, Trustee desires that FTIS act as its agent for the purpose of providing certain administrative services as set forth in this Agreement ("Administrative Services") in order to further enhance the Trustee's ability to provide service to the retirement plans which transfer assets to one or more of the Funds ("Participants"); and

     WHEREAS, FTIS is willing to provide the Administrative Services pursuant to the terms and conditions of this Agreement.

     NOW, THEREFORE, Trustee and FTIS agree as follows:

1.   DEFINITIONS

     Whenever used in this Agreement, the following words and phrases shall, unless the context otherwise requires, have the following meanings:

"Account" shall mean the reference number under which a Participant's ownership interest in the units of the Fund(s) is (are) recorded.

"Agreement" shall mean this Agency Agreement, including all exhibits attached hereto.

"Declaration" shall mean the Declaration of Trust which established: the Templeton International Foreign Fund, as amended and restated January 23, 2001; the Templeton International Emerging Markets Fund, as amended and restated January 23, 2001; the Templeton International Smaller Companies Fund, as amended and restated August 9, 2000; and the Franklin Institutional Small Cap Growth Fund, as amended and restated November 7, 2000.

"Participant" shall mean an owner of units in the Fund.

"Plan of Operation" shall mean the Plan of Operation of: the Templeton International Foreign Fund, as amended and restated January 23, 2001; the Templeton International Emerging Markets Fund, as amended and restated January 23, 2001; the Templeton International Smaller Companies Fund as amended and restated August 9, 2000; and the Franklin Institutional Small Cap Growth Fund as amended and restated November 7, 2000.

"Servicing Procedures" shall mean the procedures attached as Exhibit A and made a part of this agreement by this reference.

2.   ADMINISTRATIVE SERVICES

2.1. FTIS AGREES TO PROVIDE THE FOLLOWING SERVICES FOR ALL OF THE FUNDS AS AN AGENT TO TRUSTEE:


     2.1.1 SERVICING RESPONSIBILITIES

     (a) FTIS shall perform all contribution and redemption procedures that otherwise would be performed by Trustee, in accordance with the Servicing Procedures, set forth in Exhibit A. Franklin Templeton Institutional Service & Operations ("ISO"), a division of FTIS, will be the point of contact for FTTrust and will be responsible for processing daily account transactions and handling of account statements.

         (i) Publication and Amendments to the Servicing Procedures. The Servicing Procedures may, at the discretion of Trustee, be amended from time to time by written notice to FTIS. The delivery of each such written amendment to FTIS shall constitute an amendment to Exhibit A of this Agreement.

         (ii) FTIS's Performance under the Servicing Procedures. In order to facilitate the performance of FTIS's Administrative Services under this Agreement, Trustee will have access to FTIS's records and procedures, staff, workflow systems, and other related records or activities as requested in order to evaluate performance as often as required to ensure that FTIS is performing its duties under this Agreement in accordance with the Servicing Procedures. Trustee, in turn, shall consult directly with FTIS's management with respect to all matters pertaining to this Agreement.

     2.1.2 OTHER SERVICES

     (a) FTIS shall identify, investigate, and resolve issues or problems, such as those arising from incomplete investment or distribution instructions that arise from the performance of its duties under this Agreement.

     (b) FTIS shall accept and process on behalf of Trustee all forms of legal process received at FTIS's offices, including, without limitation, subpoenas, levies and garnishments.

     (c) FTIS shall perform any other services as agent for Trustee as are mutually agreed upon by the parties.

2.2 STANDARD OF CARE. In performing the Administrative Services under this Agreement, FTIS will exercise that degree of skill and care consistent with the highest degree of skill and care that a prudent financial institution exercising its trust powers (as granted and regulated by the Florida Department of Banking) customarily exercises in the State of Florida in accordance with the laws, regulations and customs as they are in effect from time to time during the term hereof when servicing group trusts, and shall perform all services under this Agreement in accordance with the Declaration and Plan of Operation.

2.3 RECORDS. FTIS shall, during the term of this Agreement, maintain such books and other records as will enable Trustee to determine FTIS's compliance with the requirements of this Agreement.

2.4 INSPECTION. At all times during the term hereof, FTIS shall afford Trustee and its authorized agents reasonable access during normal business hours to FTIS's records relating to the Funds and will cause its personnel to assist in any examination of such records by Trustee. The examination referred to in this section will be conducted in a manner which does not unreasonably interfere with FTIS's normal operations or customer or employee relations.

3.   ASSIGNMENT.   This Agreement shall be binding on and shall inure to the
benefit of the parties hereto and their respective successors and assigns, provided that FTIS may not assign any interest herein without Trustee's written consent.

4. RECORD RETENTION. FTIS agrees to retain all records pertaining to the performance of its Administrative Duties for a period of not less than six (6) years, the first two (2) years in an accessible place. At all times during the term hereof, FTIS shall afford Trustee and its authorized agents reasonable access during normal business hours to FTIS's records relating to the Funds and will cause its personnel to assist in any examination of such records by Trustee. The examination referred to in this section will be conducted in a manner which does not unreasonably interfere with FTIS's normal operations or customer or employee relations.

5. NOTICES. All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made when deposited in the mail, first class, postage prepaid, addressed as set forth below or to such other address as may be hereafter designated in writing by the respective parties hereto.

6. INDEMNIFICATION. FTIS agrees to indemnify, defend and hold Trustee and its officers, directors, employees, agents and controlling persons (collectively, the "Trust Company Indemnitees") harmless from and against any and all expenses, losses, claims, damages and liabilities which are incurred by or threatened against the Trust Company Indemnitees or any of them, including without limitation attorneys' fees and expenses, caused by, or in any way resulting from or relating to FTIS's breach of any of the representations, warranties, covenants or agreements of FTIS set forth in this Agreement.

7. AMENDMENT AND TERMINATION. This Agreement shall be effective as of the date first stated above. This Agreement may be amended in writing at anytime by mutual agreement of the parties. Either party may terminate this Agreement by giving thirty (30) days advance notice, in writing, to the other party. Upon such termination, FTIS shall cause Fund and Participant records and assets to be delivered to Trustee.

8. REPRESENTATION. FTIS hereby represents and warrants to Trustee, and its respective successors and assigns, that it has full power and authority to execute and deliver this Agreement and to consummate the transaction contemplated hereby, and has obtained all consents and approvals, and, to the best of its knowledge, made all registrations and notifications required in connection herewith.

9. FEES. FTIS's annual fees for its services under this Agreement are set forth in Exhibit B. Any service not specified herein shall be performed at a fee that is agreed upon in advance by the parties. Fees shall be paid quarterly in arrears. These fees will be reviewed on the second anniversary of this agreement and every two years thereafter and may be amended at agreement of both parties.

10.  MISCELLANEOUS.

     10.1 PROTECTION OF CONFIDENTIAL INFORMATION. Each party agrees to keep confidential and not to disclose to any person without the written consent of the other party, which shall not be unreasonable withheld, information as to the identity of participants except to the extent necessary or appropriate to do so to facilitate the activities of legal counsel, auditors, taxing authorities or other governmental agencies, including courts and enforcement personnel.

      10.2 SEVERABILITY CLAUSE. Any provision, representation, or warranty of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability but shall not invalidate or render unenforceable any other provision hereof. To the extent permitted by applicable law, the parties hereto waive any provisions of law that prohibit or render any provision hereof.

      10.3 GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Florida, and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws.

      10.4 ASSURANCES. Trustee and FTIS agree to execute and deliver such instruments and take such actions as either may, from time to time, reasonably request of the other in order to effectuate the purpose and to carry out the terms of this Agreement.

      10.5 HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     10.6 ENTIRE AGREEMENT. This Agreement, including any document explicitly incorporated herein by reference and any written supplemental agreement between the parties, shall contain the full understanding of the parties with respect to the subject matter hereof and shall supersede any other previous agreement or understanding of the parties relating thereto. No waiver, alteration or modification of any of the provisions hereof shall be binding unless in writing and signed by duly authorized representatives of the respective party. Neither the course of conduct between the parties nor trade usage shall act to modify or alter the provisions of this Agreement.

     10.7 SEVERABILITY. If any provision of this Agreement is held to be invalid, the remaining provisions of the Agreement shall continue to be valid and enforceable.

     10.8 WAIVER. The failure of a party to insist upon strict adherence to any provision of this Agreement on any occasion shall not be considered a waiver nor shall it deprive such party of the right thereafter to insist upon strict adherence to that provision or any other provision of this Agreement. Any waiver must be in writing and signed by the waiving party.

      IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first above written.

                        FTTRUST COMPANY


                        BY:/s/ Gregory E. Johnson
                           ______________________________
                           Gregory E. Johnson, President


                        FRANKLIN/TEMPLETON INVESTOR SERVICES, LLC


                        BY:/s/ Basil Fox
                           ______________________________
                           Basil Fox, President


Exhibit A - Servicing Procedures

Exhibit B- Fee Schedule

                                    EXHIBIT A

                              SERVICING PROCEDURES



FRANKLIN/TEMPLETON INVESTOR SERVICES, LLC (FTIS) PROCEDURES:

1.    GENERAL

      a. FTIS will perform all transactional processing functions pertaining to the assets of the Funds and Participants' interests. This includes the money movements relating to contributions and liquidations/redemptions as directed by Participants.

      b. Contributions to the Funds must be wired on the valuation date, utilizing the following wire instructions:

                    Chase Manhattan Bank
                    New York, NY
                    ABA: 021000021
                    Account: 323117694
                    For credit: Franklin Templeton Incoming Wire Account Further credit:(name of the commingled trust)
                                   FBO:  (name of client plan)

      c. FTIS will process purchases/contributions and liquidations/redemptions on the next valuation date. All of the Funds may be valued no less often than monthly and as frequently as daily.

      d. All investment related questions will be referred to the respective Institutional Relationship Managers in Fort Lauderdale at 800-368-3677. Jeanne Wong, Relationship Manager for Templeton International Emerging Markets Fund, can be reached at (650) 312-5610.


2.    FTIS TRUST ADMINISTRATION

      a. FTIS will be responsible for the administration of the Funds on behalf of the Trustee. They will also respond to all questions relating to transaction processing (contributions/redemptions).

      b.  Points of contact are the following:

                    Institutional Response Team ("IRT")-point of contact for the client:

                    Phone: 800-322-6712

                    Fax: 954-527-2149

                    Institutional Services & Operations - internal operational contact for FTTrust:

                    Sabnam Khan, AVP/Manager - Ext. 23567

                    Michael Antis, Supervisor - Ext. 23608

      c.  The  telephone  number  for  ISO  800-321-8563.   The  fax  number  is
          650-312-4000. All contacts have email capability.

      d.  The FTIS mailing address is:

                    Franklin Templeton Institutional Services
                    777 Mariners Island Blvd.
                    San Mateo, CA 94404

      e. CONTRIBUTIONS. FTTrust should receive written notification of contribution amounts from client. The notification may be made by either correspondence, fax, or email. It must bear an authorized signature. Requests received in good order will be forwarded to ISO for processing.

      f. REDEMPTIONS/DISTRIBUTIONS. FTTrust should receive letters of instruction, with appropriate wiring instructions, for redemptions/distributions. A fax bearing an authorized signature is acceptable for expediency. However, the letter signed by an authorized signatory must follow immediately and be received prior to wiring proceeds.

          NOTE: The Institutional Response Team may forward client requests to ISO via fax (650-412-4000). Please advise one of the ISO contacts via telephone of incoming fax.

      g. FTIS will also provide a NO CHANGE or final consolidation report to all interested parties after the valuation date.

      h.  FTIS will:

               1) develop and document its internal processing procedures regarding the Funds.

               2) maintain a continuous line of communication with its contact(s) at FTTrust Company, Templeton Investment Counsel, LLC, Templeton Asset Management, Ltd. and Franklin Advisers, Inc., providing updates of all contribution and liquidation notifications when received (see appendix).

               3) annually, obtain a current list of authorized signers in the form of a corporate resolution, a specimen signature list, or a certificate of incumbency form each participating plan.

3.    FTIS will:

      a. Prepare and process purchases and redemptions to the shareholder accounting system as instructions are received from the client and forwarded from FTTrust.

      b. Establish accounts on the shareholder accounting system for all new plans participating in the Funds, utilizing the New Account Form (See enclosure 1).

      c.  Develop and document its internal processing procedures for the Funds.

4.    FTIS will:

      a. Confirm receipt of funds and post purchase transactions to client account.

      b. Quality control new accounts established on the shareholder accounting system for accuracy and completeness.

      c. Quality control all entries posted to each plan on the shareholder accounting system.

                                    APPENDIX


                      DISTRIBUTION LIST: COMMINGLED TRUSTS

            Khan, Sabnam                              Hutchens, Reed

            Antis, Michael                            Rosenberg, Bruce S.

            Mobius, Mark                              O'Connor, Kevin

            Seidman, Laura                            Marva Kington

            Harrison, Carol                           Pham, Chau

            Andrews, Kimberly                         Chan, Anita

            Schoren-Testa, Sandi                      Hoyt, Jodi

            Ulrich, Ann                               DeBellis, Karen

            Paulson, Bob                              Bates, Linda

            Motyl, Gary P.                            Elias, Cristina

            Cabot, Jean                               O'Brien, Kerry

            Chase, Yvonne                             Tabacco, Michael

            Faraone, Doug                             Cragun, Crawford

            Wong, Jeanne                              Carr, Dan

            Vitug, Antoinette

                                    EXHIBIT B


                                      FEES




      For services provided under this Agreement, Trustee shall pay FTIS a quarterly fee equal to an amount computed by multiplying the quarter end value of the Funds' assets, computed on the last business day of each calendar quarter, by 3 basis points (0.03%) and dividing the result by four (4).